UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 30, 2005
                                                --------------------------------

 J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the
    Pooling and Servicing Agreement, dated as of March 30, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial
                   Mortgage Pass-Through Certificates, Series
                                  2005-CIBC11)
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            (Exact name of registrant as specified in its charter)


        New York                333-118975-03                 13-3789046
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(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)

       270 Park Avenue
       New York, New York                                   10167
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      (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC11. On March 30, 2005, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 30, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as master servicer, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, National Association, as trustee and paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC11 (the "Certificates"), issued in twenty-seven classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-J, Class A-JFL, Class X-2, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of March 30, 2005 of $1,458,190,000 were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., Credit Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 23, 2005, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibit.
          --------------------------------


(c)

Exhibits Pooling and Servicing Agreement, dated as of March 30, 2005, among J.P. Morgan Chase Commercial Mortgage Securities Corp., GMAC Commercial Mortgage Corporation, J.E. Robert Company, Inc., and Wells Fargo Bank, National Association.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 12, 2005


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.


                                       By: /s/ Dennis G. Schuh
                                          --------------------------------------
                                          Name:   Dennis G. Schuh
                                          Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                                Pooling and Servicing Agreement,           6
                                 dated as of March 30, 2005, among
                                 J.P. Morgan Chase Commercial Mortgage
                                 Securities Corp., GMAC Commercial
                                 Mortgage Corporation, J.E. Robert
                                 Company, Inc., and Wells Fargo,
                                 National Association